UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2013

MAKEMUSIC, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-35438	41-1716250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7615 Golden Triangle Drive, Suite M Eden Prairie, Minnesota	55344-3848
(Address of principal executive offices)	(Zip Code)

(952) 937-9611

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 13, 2013, MakeMusic, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2012. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated by reference in this Current Report on Form 8-K as if fully set forth herein.

The information contained in this Current Report on Form 8-K, including the Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements: None

(b) Pro forma financial information: None

(c) Shell Company Transactions: None

(d) Exhibits:

99.1	Press Release dated March 13, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2013

MAKEMUSIC, INC.

/s/ Karen L. VanDerBosch
Karen L. VanDerBosch
Chief Operating Officer/Chief Financial Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

MAKEMUSIC, INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
March 13, 2013	001-35438

Exhibit No.	ITEM

99.1	Press Release dated March 13, 2013